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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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           DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 18, 2000

                         INTERMUNE PHARMACEUTICALS, INC.
              (Exact name of registrant as specified in its charter)

               DELAWARE                     0-29801              94-3296648
   (State or other jurisdiction of      (Commission File      (I.R.S. Employer
    incorporation or organization)           Number)         Identification No.)

           1710 GILBRETH ROAD, SUITE 301, BURLINGAME, CALIFORNIA 94010
                    (Address of principal executive offices)

                                (650) 409-2020
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

          On August 18, 2000 InterMune Pharmaceuticals, Inc. (the "Company") raised $76.0 million through a private placement of 2,000,000 shares of the Company's common stock, par value $.001 per share (the "Offering"). Pursuant to purchase agreements, dated August 11, 2000 (the "Purchase Agreements"), between the Company and 19 institutional investors (the "Investors"), the Company sold the shares for $38.00 per share. The shares have not been registered under the Securities Act of 1933 (the "Act"). In connection with the Offering, the Company has agreed to file a registration statement on Form S-1 under the Act to register the resale of the shares purchased by the Investors.

          The form of the Purchase Agreements is attached to this Current Report on Form 8-K and referenced as Exhibit 99.1. A copy of the Company's press release announcing the transaction is attached to this Current Report on Form 8-K as Exhibit 99.2


ITEM 7.   EXHIBITS



         Exhibit No.                        Description
         ----------                         -----------

         Exhibit 99.1 Form of common stock Purchase Agreement, dated August 11, 2000, between the Company and Investors.

         Exhibit 99.2    Press Release, dated August 17, 2000.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       InterMune Pharmaceuticals, Inc
                                       (Registrant)

                                       By:  /s/ TIMOTHY P. LYNCH
                                       ---------------------------------
                                       Vice President of Finance and
                                       Administration and Chief Financial
                                       Officer


August 23, 2000

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                                INDEX TO EXHIBITS


         Exhibit No.                        Description
         ----------                         -----------

         Exhibit 99.1 Form of common stock Purchase Agreement, dated August 11, 2000, between the Company and Investors.

         Exhibit 99.2    Press Release, dated August 17, 2000.